EXHIBIT 21.1

MIDAMERICAN ENERGY HOLDINGS COMPANY
SUBSIDIARIES AND JOINT VENTURES

Pursuant to Item 601(b)(21)(ii) of Regulation S-K, we have omitted dormant subsidiaries (all of which, when considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of the end of our last fiscal year).

MidAmerican Funding, LLC	Iowa
MHC Inc.	Iowa
MidAmerican Energy Company	Iowa
Century Development, LLC	Iowa
CBEC Railway Inc.	Iowa
Cimmred Leasing Company	South Dakota
MHC Investment Company	South Dakota
MWR Capital Inc.	South Dakota
Midwest Capital Group, Inc.	Iowa
Dakota Dunes Development Company	Iowa
Two Rivers Inc.	South Dakota
MEC Construction Services Co.	Iowa
Northern Powergrid Holdings Company	England
CalEnergy Gas (Holdings) Limited	England
CalEnergy Gas Limited	England
CalEnergy Resources Limited	England
CalEnergy Resources Poland Sp. z.o.o.	Poland
CalEnergy Resources (Australia) Limited	England
CE Electric (Ireland) Limited	Ireland
CE Electric UK Holdings	England
ElectraLink Limited	England
Northern Powergrid Limited	England
CE UK Gas Holdings Limited	England
Integrated Utility Services Limited	England
Integrated Utility Services Limited	Ireland
Northern Electric plc.	England
Northern Powergrid (Northeast) Limited	England
Northern Electric Finance plc.	England
Northern Electric & Gas Limited	England
Northern Electric Properties Limited	England
Northern Transport Finance Limited	England
Vehicle Lease and Service Limited	England
Northern Powergrid (Yorkshire) plc.	England
Yorkshire Electricity Group plc.	England
Yorkshire Power Finance Limited	Grand Cayman
Yorkshire Power Group Limited	England
HomeServices of America, Inc.	Delaware
Arizona Home Services, L.L.C.	Arizona
Caldwell Mill, LLP	Alabama
California Premiere Lending, LLC	Delaware
California Title Company	California
Capitol Title Company	Nebraska

CBSHOME Real Estate Company	Nebraska
CBSHOME Real Estate of Iowa, Inc.	Delaware
CBSHOME Relocation Services, Inc.	Nebraska
CBSHOME Insurance, LLC	Nebraska
Champion Realty, Inc.	Maryland
Chancellor Title Services, Inc.	Maryland
Columbia Title of Florida, Inc.	Florida
CJR Realtors, LLC	Delaware
Edina Financial Services, Inc.	Minnesota
Edina Realty, Inc.	Minnesota
Edina Realty Insurance, LLC	Delaware
Edina Realty Referral Network, Inc.	Minnesota
Edina Realty Relocation, Inc.	Minnesota
Edina Realty Title, Inc.	Minnesota
Esslinger-Wooten-Maxwell, Inc.	Florida
E-W-M Referral Services, Inc.	Florida
FFR, Inc.	Iowa
First Realty, Ltd.	Iowa
For Rent, Inc.	Arizona
Fort Dearborn Land Title Company, LLC	Delaware
HMSV Financial Services, Inc.	Delaware
HN Heritage Title Holdings, LLC	Georgia
HN Insurance Services, LLC	Georgia
HN Real Estate Group, L.L.C.	Georgia
HN Real Estate Group, N.C., Inc.	North Carolina
HN Referral Corporation	Georgia
Home Services Referral Network, LLC	Indiana
HomeServices Financial Holdings, Inc.	Delaware
HomeServices Lending, LLC	Delaware
HomeServices Insurance, Inc.	Nebraska
HomeServices Insurance Agency, LLC	Delaware
HomeServices of Alabama, Inc.	Delaware
HomeServices of California, Inc.	Delaware
HomeServices of Florida, Inc.	Florida
HomeServices of Illinois, LLC	Delaware
HomeServices of Illinois Holdings, LLC	Delaware
HomeServices of Iowa, Inc.	Delaware
HomeServices of Kentucky, Inc.	Kentucky
HomeServices of Kentucky Insurance, LLC	Delaware
HomeServices of Kentucky Real Estate Academy, LLC	Kentucky
HomeServices of Nebraska, Inc.	Delaware
HomeServices of Nebraska Insurance, LLC	Delaware
HomeServices of Oregon, LLC	Delaware
HomeServices of the Carolinas, Inc.	Delaware
HomeServices Relocation, LLC	Delaware
HSR Equity Funding, Inc.	Delaware
Huff Commercial Group, LLC	Kentucky
Huff Realty Insurance, LLC	Delaware
Huff-Drees Realty, Inc.	Ohio
IMO Co., Inc.	Missouri

InsuranceSouth, LLC	Georgia
Iowa Realty Co., Inc.	Iowa
Iowa Realty Insurance Agency, Inc.	Iowa
Iowa Title Company	Iowa
Iowa Title Linn County II, LLC	Iowa
JBRC, Inc.	Kentucky
J. D. Reece Mortgage Company	Kansas
Jim Huff Realty, Inc.	Kentucky
JRHBW Realty, Inc.	Alabama
J. S. White & Associates, Inc.	Alabama
Kansas City Title, Inc.	Missouri
Kentucky Residential Referral Service, LLC	Kentucky
Larabee School of Real Estate and Insurance, Inc.	Nebraska
Lincoln Title Company, LLC	Nebraska
Long Title Agency, LLC	Arizona
Meridian Title Services, LLC	Georgia
Mid-America Referral Network, Inc.	Kansas
Midland Escrow Services, Inc.	Iowa
Nebraska Land Title and Abstract Company	Nebraska
Pickford Escrow Company, Inc.	California
Pickford Holdings LLC	California
Pickford North County L.P.	California
Pickford Real Estate, Inc.	California
Pickford Realty, Ltd.	California
Pickford Services Company	California
Pilot Butte, LLC	Delaware
Plaza Financial Services, L.L.C.	Kansas
Plaza Mortgage Services, L.L.C.	Kansas
Preferred Carolinas Realty, Inc.	North Carolina
Preferred Carolinas Title Agency, L.L.C.	North Carolina
Professional Referral Organization, Inc.	Maryland
Real Estate Links, LLC	Illinois
Real Estate Referral Network, Inc.	Nebraska
Real Referrals, Inc.	Illinois
Reece Commercial, Inc.	Kansas
Reece & Nichols Alliance, Inc.	Kansas
Reece & Nichols Insurance, LLC	Delaware
Reece & Nichols Realtors, Inc.	Kansas
Referral Company of North Carolina, Inc.	North Carolina
Referral Network of IL, LLC	Delaware
RHL Referral Company, L.L.C.	Arizona
Roberts Brothers, Inc.	Alabama
Roy H. Long Realty Company, Inc.	Arizona
San Diego PCRE, Inc.	California
Semonin Realtors, Inc.	Delaware
Southwest Relocation, L.L.C.	Arizona
The Escrow Firm, Inc.	California
The Referral Co.	Iowa
TitleSouth, LLC	Alabama
Township Title Services, LLC	Georgia

Traditions Title Agency, LLC	Ohio
Wahoo Title, LLC	Nebraska
Wm Broughton, LLC	Delaware
CE Generation, LLC	Delaware
CalEnergy Operating Corporation	Delaware
California Energy Development Corporation	Delaware
California Energy Yuma Corporation	Utah
CE Salton Sea Inc.	Delaware
CE Texas Power, L.L.C.	Delaware
CE Texas Resources, L.L.C.	Delaware
CE Turbo LLC	Delaware
Conejo Energy Company	California
Del Ranch Company	California
Desert Valley Company	California
Falcon Power Operating Company	Texas
CE Gen Oil Company	Texas
CE Gen Pipeline Corporation	Texas
CE Gen Power Corporation	Texas
Fish Lake Power LLC	Delaware
FSRI Holdings, Inc.	Texas
Imperial Magma LLC	Delaware
CE Leathers Company	California
Magma Land Company I	Nevada
Magma Power Company	Nevada
Niguel Energy Company	California
North Country Gas Pipeline Corporation	New York
Power Resources, Ltd.	Texas
Salton Sea Brine Processing Company	California
Salton Sea Funding Corporation	Delaware
Salton Sea Power Company	Nevada
Salton Sea Power Generation Company	California
Salton Sea Power L.L.C.	Delaware
Salton Sea Royalty Company	Delaware
San Felipe Energy Company	California
Saranac Energy Company, Inc.	Delaware
Saranac Power Partners, L.P.	Delaware
SECI Holdings, Inc.	Delaware
Selectusonline Limited	England
VPC Geothermal LLC	Delaware
Vulcan Power Company	Nevada
Vulcan/BN Geothermal Power Company	Nevada
Yuma Cogeneration Associates	Utah
BG Energy Holding LLC	Delaware
CalEnergy Generation Operating Company	Delaware
CalEnergy International Services, Inc.	Delaware
CalEnergy Investments C.V.	Netherlands
CalEnergy Minerals LLC	Delaware
CalEnergy Pacific Holdings Corp.	Delaware
CalEnergy U.K. Inc.	Delaware
CE Casecnan Ltd.	Bermuda

CE Casecnan II, Inc.	Philippines
CE Casecnan Water and Energy Company, Inc.	Philippines
CE Electric (NY), Inc.	Delaware
CE Electric, Inc.	Delaware
CE Exploration Company	Delaware
CE Geothermal, Inc.	Delaware
CE Insurance Services Limited	Isle of Man
CE International Investments, Inc.	Delaware
CE Philippines II, Inc.	Philippines
CE Philippines Ltd.	Bermuda
CE Power, Inc.	Delaware
Tongonan Power Investment, Inc.	Philippines
Visayas Geothermal Power Company	Philippines
CE Luzon Geothermal Power Company, Inc.	Philippines
CE Mahanagdong II, Inc.	Philippines
CE Black Rock Holdings LLC	Delaware
CE Butte Energy Holdings LLC	Delaware
CE Butte Energy LLC	Delaware
CE Obsidian Holding LLC	Delaware
CE Obsidian Energy LLC	Delaware
CE Red Island Energy Holdings LLC	Delaware
CE Mahanagdong Ltd.	Bermuda
CE Red Island Energy LLC	Delaware
Cordova Energy Company LLC	Delaware
Cordova Funding Corporation	Delaware
Kern River Funding Corporation	Delaware
Kern River Gas Transmission Company	Texas
KR Acquisition 1, LLC	Delaware
KR Acquisition 2, LLC	Delaware
KR Holding, LLC	Delaware
Magma Netherlands B.V.	Netherlands
M & M Ranch Acquisition Company, LLC	Delaware
Alaska Storage Holding Company, LLC	Delaware
Alaska Gas Pipeline Company, LLC	Delaware
Alaska Gas Transmission Company, LLC	Delaware
Cook Inlet Natural Gas Storage Alaska, LLC	Delaware
Cook Inlet Natural Gas Storage, LLC	Delaware
Black Rock 1, LLC	Delaware
Black Rock 2, LLC	Delaware
Black Rock 3, LLC	Delaware
Black Rock 4, LLC	Delaware
Black Rock 5, LLC	Delaware
Black Rock 6, LLC	Delaware
MEHC Investment, Inc.	South Dakota
MEHC Insurance Services Ltd.	Vermont
MEHC America Transco, LLC	Delaware
MEHC Texas Transco, LLC	Delaware
MidAmerican Capital Trust II	Delaware
Electric Transmission America, LLC	Delaware
Prairie Wind Transmission, LLC	Delaware

Tallgrass Transmission, LLC	Delaware
Electric Transmission Texas, LLC	Delaware
MidAmerican Energy Machining Services LLC	Delaware
NNGC Acquisition, LLC	Delaware
Northern Natural Gas Company	Delaware
PPW Holdings LLC	Delaware
PacifiCorp	Oregon
Energy West Mining Company	Utah
PacifiCorp Investment Management, Inc.	Oregon
Glenrock Coal Company	Wyoming
Interwest Mining Company	Oregon
Pacific Minerals, Inc.	Wyoming
PacifiCorp Environmental Remediation Company	Delaware
FOSSIL ROCK FUELS, LLC	Delaware
Trapper Mining Inc.	Delaware
Bridger Coal Company	Wyoming
Quad Cities Energy Company	Iowa
Salton Sea Minerals Corp.	Delaware
S.W. Hydro, Inc.	Delaware
Wailuku Holding Company, LLC	Delaware
Wailuku River Hydroelectric Power Company, Inc.	Hawaii
Wailuku River Hydroelectric Limited Partnership	Hawaii
Bishop Hill II Holdings, LLC	Delaware
Elmore Company	California
MidAmerican AC Holding, LLC	Delaware
NRG Solar AC Holdings LLC	Delaware
Agua Caliente Solar, LLC	Delaware
MidAmerican Geothermal, LLC	Delaware
MidAmerican Hydro, LLC	Delaware
MidAmerican Renewables, LLC	Delaware
MidAmerican Solar, LLC	Delaware
MidAmerican Transmission, LLC	Delaware
MidAmerican Wind, LLC	Delaware
TPZ Holding, LLC	Delaware
Topaz Solar Farms, LLC	Delaware
Racom Corporation	Delaware
RITELine Transmission Development, LLC	Delaware
RITELine Indiana, LLC	Indiana
RITELine Illinois, LLC	Illinois